EXHIBIT 32.1

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE
              SARBANES-OXLEY ACT OF 2002
The undersigned, Brian J. Kelley, the Chief Executive
Officer of Cognitronics Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K/A for the fiscal year ended
December 31, 2005 (the "Report"). The undersigned hereby certifies that:
	(1)  the Report fully complies with the requirements of
	Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
	(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED this 28th day of April, 2006


						/s/ Brian J. Kelley
						Brian J. Kelley
						Chief Executive Officer


                                           A signed original of this
                                           written statement required by
                                           Section 906 has been provided
                                           to the Company and will be
                                           retained by the Company and
                                           furnished to the Securities and
                                           Exchange Commission or its
                                           staff upon request.